                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)               February 26, 2002



                        INTEGRATED SECURITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




            DE                           1-11900                              75-2422983
(State or other jurisdiction     (Commission File Number)        (I.R.S. Employer Identification No.)
    of incorporation)

         8200 SPRINGWOOD DRIVE, SUITE 230, IRVING, TX                            75063
           (Address of principal executive offices)                            (Zip Code)

      Registrant's telephone number, including area code                     (972) 444-8280



         (Former name or former address, if changed since last report.)


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Item 5. Other Events.


                        INTEGRATED SECURITY SYSTEMS, INC.
                    ANNOUNCES ONE-YEAR EXTENSION OF WARRANTS

Irving, Texas - February 26, 2002 - Integrated Security Systems, Inc. (OTCBB
Symbol: IZZI) today announced that its board of directors approved a one-year extension of the warrants initially issued with its April 1993 Initial Public Offering, which were subsequently swapped for the current outstanding warrants. Each warrant entitles the registered holder to purchase 2.65 shares of the Company's common stock at a price of $2.55 per share. Other than the expiration date, no other terms and conditions of the warrants have been changed. With the extension, the warrants will now expire on April 20, 2003.

Headquartered in Irving, Texas, IZZI is a high technology company that designs, develops and markets security software to the commercial, industrial and governmental marketplaces. IZZI's Intelli-Site NT provides users with a software solution that integrates existing subsystems from multiple vendors without incurring the additional costs associated with upgrades or replacement. Intelli-Site NT features a user-defined graphics interface that controls various security devices within one or multiple facilities. IZZI is also a leading provider of traffic control and safety systems within the road and bridge and perimeter security gate industries. IZZI designs, manufactures and distributes warning gates, crash barriers (railroad, anti-terrorist and traffic control barriers), lane changers, airport and navigational lighting and perimeter security gates and operators. In addition, IZZI designs, manufactures and distributes automatic gates for highway railroad crossings including FHWA-accepted safety barrier gates that are designed to prevent vehicular intrusion onto railroad crossings. IZZI conducts its design, development, manufacturing and distribution activities through two wholly owned subsidiaries:
Intelli-Site, Inc. and B&B Electromatic, Inc.


This information contains certain forward-looking statements. It is important to note that IZZI's actual results could differ materially from those projected by such forward-looking statements. Important factors that could cause actual results to differ materially from those projected in the forward-looking statements include, but are not limited to, the following: operations may not improve as projected, new products may not be accepted by the marketplace as anticipated, or new products may take longer to develop than anticipated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Integrated Security Systems, Inc.
                                               ---------------------------------
                                               (Registrant)


February 26, 2002                              /s/ C. A. Rundell, Jr.
-----------------                              ---------------------------------
(Date)                                         C. A. Rundell, Jr.
                                               Chairman and CEO


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